UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

January 20, 2015

(Date of earliest event reported)

Corning Natural Gas Holding Corporation

(Exact name of registrant as specified in its charter)

New York	000-00643	46-3235589
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

330 West William Street, Corning, New York	14830
(Address of principal executive offices)	(Zip Code)

                          (607) 936-3755

                            (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On January 22, 2015, Corning Natural Gas Holding Corporation announced that it has declared a dividend on its common stock, par value $0.01 per share, for the second quarter of its 2015 fiscal year, and that it will pay the dividend of $0.145 per share (equivalent of $0.58 per share annually) to shareholders of record on March 31, 2015. The dividend is expected to be paid on or about April 15, 2015.

Item 9.01 Financial Statements and Exhibits.

Exhibit 99.1 Press Release, dated January 22, 2015 “Corning Natural Gas Holding Corporation Increases Dividend”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Corning Natural Gas Holding Corporation

Dated: January 22, 2015

By: /s/ Michael I. German

President and Chief Executive Officer

EXHIBIT INDEX

Exhibit	Name	Location
99.1	Press Release, dated January 22, 2015 “Corning Natural Gas Holding Corporation Increases Dividend”	Furnished herewith